                                                                    EXHIBIT 10.3

                                                                  Execution Copy

                                 AMENDMENT NO. 1
                                       to
                           RECEIVABLES SALE AGREEMENT
                         Dated as of September 11, 2003

                  THIS AMENDMENT NO. 1 ("Amendment") is entered into as of September 11, 2003 by and among Armstrong Air Conditioning Inc., an Ohio corporation ("Armstrong"), Lennox Hearth Products Inc., a California corporation ("Hearth") (each of Armstrong and Hearth, an "Originator" and collectively, the "Originators"), and LPAC Corp. II, a Delaware corporation (the "Buyer").

                              PRELIMINARY STATEMENT

                  A. The Originators and the Buyer are parties to that certain Receivables Sale Agreement dated as of June 27, 2003 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

                  B. The Originators and the Buyer have agreed to amend the Sale Agreement on the terms and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Sale Agreement is hereby amended as follows:

                  (a) Section 4.1(b)(ii)(1) of the Sale Agreement is amended to delete the amount "$10,000,000" appearing therein and replace such amount with "$5,000,000".

                  (b) Section 5.1 of the Sale Agreement is amended to delete paragraph (c) thereof in its entirety and replace it with the following:

                           "(c) Failure of such Originator or Performance Guarantor to pay any Indebtedness when due (after the passage of any applicable notice and grace period) in excess of $10,000,000; or the default (after the passage of any applicable notice and grace period) by such Originator or Performance Guarantor in the performance of any term, provision or condition contained in any agreement under which such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; provided that, in the case of the Credit Agreement, such default has not been waived by the Required Lenders; or any such Indebtedness of such Originator or

         Performance Guarantor shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof."

                  (c) Section 5.1 of the Sale Agreement is amended to delete paragraph (f) thereof in its entirety and replace it with the following:

                  "(f) One or more final judgments for the payment of money in an amount in excess of $5,000,000, individually or in the aggregate, shall be entered against such Originator or Performance Guarantor on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for sixty (60) consecutive days without a stay of execution."

                  (d) Exhibit I to the Sale Agreement is amended to add the following defined term thereto in the proper alphabetical order:

                  "Required Lenders" means, at any time, Lenders having Commitments under the Credit Agreement representing at least 66 2/3% of the Total Commitment or, for purposes of acceleration pursuant to
         Article 6 of the Credit Agreement, Lenders holding Loans or participation interests in Loans representing at least 66 2/3% of the aggregate principal amount of the Loans outstanding. Capitalized terms used in this definition shall have the meanings ascribed to them in the Credit Agreement.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of four (4) copies of this Amendment duly executed by each of the parties hereto.

                  SECTION 3. Covenants, Representations and Warranties of the Originators.

                  (a) Upon the effectiveness of this Amendment, each of the Originators hereby reaffirms all covenants, representations and warranties made by it in the Sale Agreement, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

                  (b) Each of the Originators hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes a Termination Event or a Potential Termination Event.

                  SECTION 4.        Reference to and Effect on the Sale
Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Sale Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as amended hereby.

                  (b) Except as specifically amended hereby, the Sale Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer, any Purchaser or the Agent under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET. SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS).

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                    ARMSTRONG AIR CONDITIONING INC.

                                    By:____________________________
                                       Name:
                                       Title:

                                    LENNOX HEARTH PRODUCTS INC.

                                    By:_______________________
                                    Name:
                                    Title:

                                    LPAC CORP. II

                                    By:_______________________
                                    Name:
                                    Title:

Consented to by:

BANK ONE, NA (MAIN OFFICE CHICAGO),
as Agent

By:________________________________
Name: Maureen Marcon
Title: Director, Capital Markets

         Signature page to Amendment No. 1 to Receivables Sale Agreement